                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
April 28, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-D Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-D Trust,
Countrywide Home Loans, Inc. (the "Company"), and Countrywide Home Loans
Servicing LP ("Countrywide").

     WHEREAS, pursuant to (i) that certain Master Mortgage Loan Purchase and
Servicing Agreement, dated as of April 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation
("BAMCC")), as purchaser, and the Company, as seller, (ii) that certain
Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, the Company and the Assignor, (iii) that certain Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, the Company and the Assignor, (iv) that certain Amendment
Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement (the
"Amendment Reg AB"), dated as of January 1, 2006, by and between the Company and the Assignor, (v) that certain Purchase Confirmation, dated as of October 26,
2004, by and between the Company and the Assignor, (vi) that certain Purchase
Confirmation, dated as of October 25, 2005, by and between the Company and the
Assignor, (vii) that certain Purchase Confirmation, dated as of November 16,
2005, by and between the Company and the Assignor, (viii) that certain Purchase
Confirmation, dated as of November 22, 2005, by and between the Company and the
Assignor, (ix) that certain Purchase Confirmation, dated as of December 29,
2005, by and between the Company and the Assignor and (x) that certain Purchase
Confirmation, dated as of March 30, 2006, by and between the Company and the
Assignor (collectively, the "Purchase and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from the Company;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee;

     WHEREAS, on the date hereof, the Company is transferring all of its right, title and interest in and to the servicing of the Mortgage Loans to Countrywide;
and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the

Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by Countrywide to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

     2. The Company hereby grants, transfers and assigns to Countrywide all of the right, title and interest of the Company in, to and under the servicing rights under the Purchase and Servicing Agreement as it relates to the mortgage loans and only the mortgage loans delivered under such agreement by Countrywide to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").
The parties hereto acknowledge that Countrywide shall service the Mortgage Loans on behalf of the Company in accordance with the Purchase and Servicing Agreement from the date hereof. Countrywide hereby assumes all of the Company's obligations and duties under the Purchase and Servicing Agreement as it relates to the Mortgage Loans from and after the date hereof. The Company specifically reserves and does not assign to Countrywide any right, title and interest in, to or under (i) the Purchase and Servicing Agreement as it relates to any mortgage loans other than the Mortgage Loans or (ii) any mortgage loans subject to the
Purchase and Servicing Agreement other than the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Company is not released from liability to the Assignor, or its permitted successors and assigns, for any breaches of any representations, warranties or covenants made by the Company in the Purchase and Servicing Agreement prior to the date hereof.

     3. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Countrywide with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and
     Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing
     Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing
     Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the
     Mortgage Loans under the Securities Act of 1933, as amended (the
     "Securities Act"), or which would render the disposition of the Mortgage
     Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

     4. From and after the date hereof, Countrywide shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 8.07 of the Purchase and Servicing
Agreement, shall service the Mortgage Loans pursuant to the Purchase and
Servicing Agreement, as modified by Section 10 hereof, for the benefit of the
Assignee.

     5. Countrywide hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling
Agreement, and therefore has the right to enforce all obligations of Countrywide as they relate to the Mortgage Loans, under the Purchase and Servicing
Agreement, including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and
Servicing Agreement to monitor and enforce the obligations of Countrywide thereunder, the right to terminate Countrywide under the Purchase and Servicing
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Countrywide under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Countrywide under the Purchase and Servicing
Agreement, the right to examine the books and records of Countrywide or the
Company (as such books and records relate to the prior period of servicing of the Mortgage Loans by the Company), and the right to exercise certain rights of consent and approval relating to actions taken by Countrywide. Notwithstanding the foregoing, it is understood that Countrywide shall not be obligated to defend and indemnify and hold harmless the

Master Servicer, the Assignor, the Assignee, the Trust, and BAFC against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the
Assignee or the Master Servicer acting in its capacity as agent for the Trust to perform the obligations of the "Purchaser" under the Purchase and Servicing
Agreement. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA#
121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2006-D #
50911100.

     6. Countrywide hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties in Section 3.01 of the
Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made by
Countrywide at and/or as of the date hereof, (ii) the Mortgage Loans have been serviced in accordance with the terms of the Purchase and Servicing Agreement,
(iii) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by the Company on or before the date hereof to any of the parties hereto is true and correct.

     7. Countrywide hereby agrees to cooperate with BAFC, the Master Servicer and the Assignee to enable BAFC, the Master Servicer and the Securities
Administrator to fully comply with all Securities and Exchange Commission
("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named
"Banc of America Funding 2006-D Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419) as set
forth in the Amendment Reg AB.

     8. Countrywide hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     9. In accordance with Sections 2.05 and 7.01 of the Purchase and Servicing
Agreement, the Assignor hereby instructs Countrywide, and Countrywide hereby agrees, to release from its custody and deliver the contents of the Collateral
File (as defined in the Purchase and Servicing Agreement) for each Mortgage Loan to U.S. Bank National Association, in its capacity as custodian under the
Pooling Agreement on or before the closing date of the related Pass-Through
Transfer (as defined in the Purchase and Servicing Agreement).

     10. Countrywide, BAFC and Assignee hereby agree to the following modifications to the Purchase and Servicing Agreement solely with respect to the
Mortgage Loans:

          a. Article I. The definition of "Qualified Substitute Mortgage Loan"
     is hereby replaced in its entirety with the following:

     "A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of such shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than two percent (2%) greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the repurchased Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the repurchased Mortgage Loan; (vi) have a Gross Margin not less than that of the repurchased Mortgage Loan; (vii) have the same Index as the repurchased Mortgage Loan; (viii) have a FICO score not less than that of the repurchased Mortgage Loan, (ix) have an LTV not greater than that of the repurchased Mortgage Loan; (x) have a credit grade not lower in quality than that of the repurchased Mortgage Loan and (xi) have the same lien status as the repurchased Mortgage Loan."

          b. Section 5.01. The following is added as the second paragraph of
     Section 5.01:

     "With respect to any remittance received by the Purchaser or any master servicer after the Business Day on which such payment was due, Countrywide shall pay to the Purchaser or any master servicer interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank,
     New York, New York, as its prime lending rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by
     Countrywide to the Purchaser or any master servicer on the date such late payment is made and shall cover the period commencing with the day such remittance was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide."

          c. Section 5.02. The first paragraph of Section 5.02 is hereby modified to read as follows:

     "Not later than the fifth (5th) Business Day of each month, Countrywide shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit H-1, a monthly remittance advice in the form set forth in
     Exhibit H-2, and a realized loss report in the form set forth in Exhibit
     H-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date."

     The exhibits referenced in this Section 10(c) are attached to this
     Agreement on Exhibit B hereto.

     Section 7.01. Section 7.01(a)(i) is hereby modified by deleting "three (3)
     Business Days" and replacing it with "two (2) Business Days (but in no event later than the 20th day of the month)".

     11. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

     U.S. Bank National Association
     209 S. LaSalle Street, Suite 300
     Chicago, Illinois 60604
     Attention: Structured Finance Trust Services, BAFC 2006-D

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

     Bank of America, National Association
     214 North Tryon Street
     Charlotte, North Carolina 28255
     Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

     Banc of America Funding Corporation
     214 North Tryon Street
     Charlotte, North Carolina 28255
     Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National
                                        Association, Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Vice President

                                        U.S. Bank National Association,
                                        Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name: Melissa A. Rosal
                                        Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                        Countrywide Home Loans, Inc.

                                        By: /s/ Monica Brudenell
                                            ------------------------------------
                                        Name: Monica Brudenell
                                        Title: First Vice President

                                        Countrywide Home Loans Servicing LP

                                        By: Countrywide GP, Inc., its general
                                            partner

                                            By: /s/ Monica Brudenell
                                                --------------------------------
                                            Name: Monica Brudenell
                                            Title: First Vice President

   [BAFC 2006-D Countrywide Assignment, Assumption and Recognition Agreement]

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Peter A Gobell
    -------------------------------------
Name: Peter A. Gobell
Title: Vice President

   [BAFC 2006-D Countrywide Assignment, Assumption and Recognition Agreement]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       A-1

                                    EXHIBIT B

EXHIBIT H-1 -- REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

NAME                                           TYPE                         SIZE
--------------------------------------------------------------------------------
SERVICER LOAN #                                NUMBER (DOUBLE)                 8
INVESTOR LOAN #                                NUMBER (DOUBLE)                 8
BORROWER NAME                                  TEXT                           20
ADDRESS                                        TEXT                           30
STATE                                          TEXT                            2
Due Date                                       Date/Time                       8
ACTION CODE                                    TEXT                            2
FC Received                                    Date/Time                       8
File Referred to Atty                          Date/Time                       8
NOD                                            Date/Time                       8
Complaint Filed                                Date/Time                       8
Sale Published                                 Date/Time                       8
Target Sale Date                               Date/Time                       8
Actual Sale Date                               Date/Time                       8
Loss Mit Approval Date                         Date/Time                       8
Loss Mit Type                                  Text                            5
Loss Mit Estimated Completion Date             Date/Time                       8
Loss Mit Actual Completion Date                Date/Time                       8
Loss Mit Broken Plan Date                      Date/Time                       8
BK Chapter                                     Text                            6
BK Filed Date                                  Date/Time                       8
Post Petition Due                              Date/Time                       8
Motion for Relief                              Date/Time                       8
Lift of Stay                                   Date/Time                       8
RFD                                            Text                           10
Occupant Code                                  Text                           10
Eviction Start Date                            Date/Time                       8
Eviction Completed Date                        Date/Time                       8
List Price                                     Currency                        8

List Date                                      Date/Time                       8
Accepted Offer Price                           Currency                        8
Accepted Offer Date                            Date/Time                       8
Estimated REO Closing Date                     Date/Time                       8
Actual REO Sale Date                           Date/Time                       8

o    ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE
     FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

     12-RELIEF PROVISIONS
     15-BANKRUPTCY/LITIGATION
     20-REFERRED FOR DEED-IN-LIEU
     30-REFERRED FORE FORECLOSURE
     60-PAYOFF
     65-REPURCHASE
     70-REO-HELD FOR SALE
     71-THIRD PARTY SALE/CONDEMNATION
     72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the
Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the
Mortgage Loan. The Action Date will be either the date that any repayment plan
(or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the
Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan.
The Action Date is the date the repurchase proceeds were remitted to the Master
Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.
The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.
The following are acceptable:

     ASUM-APPROVED ASSUMPTION
     BAP-BORROWER ASSISTANCE PROGRAM
     CO-CHARGE OFF
     DIL-DEED-IN-LIEU
     FFA-FORMAL FORBEARANCE AGREEMENT
     MOD-LOAN MODIFICATION
     PRE-PRE-SALE
     SS-SHORT SALE
     MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation
Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

     MORTGAGOR
     TENANT
     UNKNOWN
     VACANT

EXHIBIT H-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

COLUMN NAME              DESCRIPTION                                  DECIMAL   FORMAT COMMENT                            MAX SIZE
----------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define             Text up to 10 digits                         20
                         a group of loans.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan              Text up to 10 digits                         10
                         by the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the              Text up to 10 digits                         10
                         Servicer. This may be different than the
                         LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.             Maximum length of 30 (Last, First)           30
                         It is not separated by first and last
                         name.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled       2      No commas(,) or dollar signs ($)             11
                         interest payment that a borrower is
                         expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the       4      Max length of 6                               6
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the           4      Max length of 6                               6
                         service fee rate as reported by the
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as           4      Max length of 6                               6
                         reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as         2      No commas(,) or dollar signs ($)             11
                         reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by      2      No commas(,) or dollar signs ($)             11
                         the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the            4      Max length of 6                               6
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to              4      Max length of 6                               6
                         calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at      2      No commas(,) or dollar signs ($)             11
                         the beginning of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at      2      No commas(,) or dollar signs ($)             11
                         the end of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle                MM/DD/YYYY                                   10
                         that the borrower's next payment is due to
                         the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be              2      No commas(,) or dollar signs ($)             11
                         applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the               MM/DD/YYYY                                   10
                         first curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first           2      No commas(,) or dollar signs ($)             11
                         curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be             2      No commas(,) or dollar signs ($)             11
                         applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the               MM/DD/YYYY                                   10
                         second curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second          2      No commas(,) or dollar signs ($)             11
                         curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be              2      No commas(,) or dollar signs ($)             11
                         applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the               MM/DD/YYYY                                   10
                         third curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third           2      No commas(,) or dollar signs ($)             11
                         curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported      2      No commas(,) or dollar signs ($)             11
                         by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the               MM/DD/YYYY                                   10
                         Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to                 Action Code Key: 15=Bankruptcy,               2
                         indicate the default/delinquent status of              30=Foreclosure, , 60=PIF,
                         a particular loan.                                     63=Substitution, 65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as        2      No commas(,) or dollar signs ($)             11
                         reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount,       2      No commas(,) or dollar signs ($)             11
                         if applicable.
----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if             2      No commas(,) or dollar signs ($)             11
                         applicable.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a         2      No commas(,) or dollar signs ($)             11
                         loss, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount      2      No commas(,) or dollar signs ($)             11
                         due at the beginning of the cycle date to
                         be passed through to investors.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to          2      No commas(,) or dollar signs ($)             11
                         investors at the end of a processing
                         cycle.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported      2      No commas(,) or dollar signs ($)             11
                         by the Servicer for the current cycle --
                         only applicable for Scheduled/Scheduled
                         Loans.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less        2      No commas(,) or dollar signs ($)             11
                         the service fee amount for the current
                         cycle as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by        2      No commas(,) or dollar signs ($)             11
                         the Servicer for the current reporting
                         cycle -- only applicable for Actual/Actual
                         Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the       2      No commas(,) or dollar signs ($)             11
                         service fee amount for the current
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a              2      No commas(,) or dollar signs ($)             11
                         borrower prepays on his loan as reported
                         by the Servicer.
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PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan      2      No commas(,) or dollar signs ($)             11
                         waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the                      MM/DD/YYYY                                   10
                         Modification for the loan.
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MOD_TYPE                 The Modification Type.                                 Varchar - value can be alpha or numeric      30
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and           2      No commas(,) or dollar signs ($)             11
                         interest advances made by Servicer.
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EXHIBIT H-3: REALIZED LOSS CALCULATION INFORMATION--WELLS FARGO
BANK, N.A., FORM 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the
Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the
Master Servicer no later than the date on which statements are due to the Master
Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such
Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the
30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.     The actual Unpaid Principal Balance of the Mortgage Loan.

2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.   Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the
       Mortgage Loan as calculated on a monthly basis.

10.    The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage

       Loan is subject to a Bankruptcy Deficiency, the difference between the
       Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.    The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.    The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis (___).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

     WELLS FARGO BANK, N.A. Trust:___________________________

     Prepared by:__________________ Date:_______________

     Phone:______________________

     Servicer Loan No.   Servicer Name   Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
Actual Unpaid Principal Balance of Mortgage Loan             $_______________(1)
Interest accrued at Net Rate                                 ________________(2)
Attorney's Fees                                              ________________(3)
Taxes                                                        ________________(4)
Property Maintenance                                         ________________(5)
MI/Hazard Insurance Premiums                                 ________________(6)
Hazard Loss Expenses                                         ________________(7)
Accrued Servicing Fees                                       ________________(8)
Other (itemize)                                              ________________(9)
                                                             $__________________

TOTAL EXPENSES                                               $______________(10)
CREDITS:
Escrow Balance                                               $______________(11)
HIP Refund                                                   _______________(12)
Rental Receipts                                              _______________(13)
Hazard Loss Proceeds                                         _______________(14)
Primary Mortgage Insurance Proceeds                          _______________(15)
Proceeds from Sale of Acquired Property                      _______________(16)
Other (itemize)                                              _______________(17)

                                                             __________________
                                                             __________________
TOTAL CREDITS                                                $______________(18)

            TOTAL REALIZED LOSS (OR AMOUNT OF GAIN) $________________

                                   APPENDIX I

                              Underlying Agreements

                           [See Exhibits 10.2(A)-(D)]